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                                                                  EXHIBIT 3.B(3)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
A I M Distributors, Inc. and Planholders of AIM Summit Investors Plans II

We consent to the use of our report on AIM Summit Investors Plans II dated February 11, 2000 included or incorporated herein by reference.



/s/ KPMG LLP

Houston, Texas
February 20, 2001